UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C. 20549






                                     FORM 8-K



                                  CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d)

                      OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of earliest event reported:  April 10, 2001




               Exact name of Registrants as specified in their  IRS Employer
Commission       charters, addresses of principal executive    Identification
File Number        offices and Registrants' phone number           Number

1-8841	                     FPL GROUP, INC.	                59-2449419
1-3545	              FLORIDA POWER & LIGHT COMPANY	        59-0247775
	                 700 Universe Boulevard
	                Juno Beach, Florida 33408
	                     (561) 694-4000


State or other jurisdiction of incorporation:  Florida

Item 7.  Financial Statements and Exhibits


Exhibit No.                     Description

99           FPL Group, Inc. Press Release dated April 10, 2001


Item 9.      Regulation FD Disclosure

On April 10, 2001, FPL Group, Inc. issued a press release, which is attached as an exhibit.







                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                             FPL Group, Inc.
                     Florida Power & Light Company
                             (Registrants)


Date:  April 10, 2001       K. MICHAEL DAVIS
                            K. Michael Davis
           Controller and Chief Accounting Officer of FPL Group, Inc.
                  Vice President, Accounting, Controller and
           Chief Accounting Officer of Florida Power & Light Company